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                                                                    EXHIBIT 99.1


                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of JMAR Technologies, Inc. (the "Company") on Form 10-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Ronald A. Walrod, Chief Executive Officer of the Company and Dennis E. Valentine, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


March 28, 2003                          By: /s/ Ronald A. Walrod
                                        RONALD A. WALROD
                                        CHIEF EXECUTIVE OFFICER



                                        By: /s/ Dennis E. Valentine
                                        DENNIS E. VALENTINE
                                        CHIEF FINANCIAL OFFICER




A signed original of this written statement required by Section 906 has been provided to JMAR Technologies, Inc. and will be retained by JMAR
Technologies,Inc. and furnished to the Securities and Exchange Commission or its staff upon request.